Exhibit 10.2

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

AMENDMENT NO. 1, effective December     , 2005 to that certain Securities Purchase Agreement, dated as of March 31, 2005, by and among MEDICALCV, INC., a Minnesota corporation (the “Company”) and the investors identified therein on the signature pages thereto (each and “Investor” and, collectively, the “Investors”).

WHEREAS, the Company desires to amend Section 1.1 of the Securities Purchase Agreement dated March 31, 2005, and the Securities Purchase Agreement provides that it may be amended by a written instrument signed by the Company and the Required Investors; and

WHEREAS, the undersigned Investor has agreed to consent to the amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Investor agree as follows:

1.                                       Definitions.

(a)                                  The definition of “Transaction Documents” is hereby amended to read as follows:

“Transaction Documents” means this Agreement, the Shares, the Certificate of Designation, the Registration Rights Agreement, the Escrow Agreement, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder, in each case, as may be amended from time to time.

(b)                                 The definition of “Warrants” is hereby amended to read as follows:

“Warrants” means the Common Stock purchase warrants in the form of Exhibit C hereto, as may be amended from time to time, issued or issuable to the Investors at the Closing.

2.                                       Miscellaneous.

(a)                                  Except as provided above, the remaining terms and conditions of the Securities Purchase Agreement shall remain in full force and effect.

(b)                                 This Amendment No. 1 to Securities Purchase Agreement may be signed in any number of counterparts, which together will be one and the same instrument.  This Amendment No. 1 to Securities Purchase Agreement shall be effective upon the Company’s receipt of a written instrument signed by one or more Investors representing greater than 50% of the aggregate principal amount of all Shares then outstanding.

(c)                                  This Amendment No. 1 to Securities Purchase Agreement shall be binding upon the Company and Investor and their respective successors and assigns.

(d)                                 This Amendment No. 1 to Securities Purchase Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

(e)                                  All terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

MEDICALCV, INC.

By:
Marc P. Flores, Chief Executive Officer

INVESTOR

By:
Name:
Title:

2